EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER OF

ESP RESOURCES, INC.

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

§ 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ESP Resources, Inc. (the “Company”) on Form 10-Q for the 19, , as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Dugas, Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, based on my knowledge, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 19, 2015	By:	/s/ David Dugas
David Dugas
Chief Executive Officer

This certification accompanies the Report pursuant to § 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of § 18 of the Securities Exchange Act of 1934, as amended.